Martin Midstream Partners L.P. July 22, 2021 Second Quarter 2021 Earnings Summary Exhibit 99.2

Page 2 Disclaimers Use of Non-GAAP Financial Measures Forward Looking Statements This presentation includes certain non-GAAP financial measures such as EBITDA, Adjusted EBITDA, Distributable Cash Flow and Adjusted Free Cash Flow. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.MMLP.com. MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers. The Partnership has not provided comparable GAAP financial information on a forward-looking basis because it would require the Partnership to create estimated ranges on a GAAP basis, which would entail unreasonable effort. Adjustments required to reconcile forward-looking non-GAAP measures cannot be predicted with reasonable certainty but may include, among others, costs related to debt amendments and unusual charges, expenses and gains. Some or all of those adjustments could be significant. Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial or operational estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including (i) the current and potential impacts of the COVID 19 pandemic generally, on an industry-specific basis, and on Martin Midstream Partners' specific operations and business, (ii) the effects of the continued volatility of commodity prices and the related macroeconomic and political environment, and (iii) other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law.

Page 3 MMLP 2Q 2021 Adjusted EBITDA Comparison & Reconciliation Note: numbers may not add due to rounding *Pre-Unallocated SG&A (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense 2Q 2021 Net income (loss) $3.7 $6.3 $0.7 $0.7 $(4.7) $(13.3) $(6.6) Interest expense add back -- -- -- -- -- $13.3 $13.3 Income tax expense -- -- -- -- $0.9 -- $0.9 Operating Income (loss) $3.7 $6.3 $0.7 $0.7 $(3.8) $0.0 $7.6 Depreciation and amortization $7.0 $2.6 $4.3 $0.6 -- -- $14.5 Gain on disposition or sale of PP&E $(0.1) -- -- -- -- -- $(0.1) Non-cash mark to market on commodity derivatives -- -- -- $0.4 -- -- $0.4 Unit-based compensation expense -- -- -- -- $0.1 -- $0.1 Adjusted EBITDA $10.6 $8.9 $5.0 $1.7 $(3.7) $0.0 $22.5 Adjusted EBITDA* $27.9 $26.2 Unallocated SG&A $(4.0) $(3.7) Total Adjusted EBITDA $23.9 $22.5 Terminalling & Storage 2Q20 Actual 2Q21 Actual Smackover Refinery $4.5 $3.9 Lubricants & Specialty Products $2.8 $3.4 Specialty Terminals $3.2 $3.2 Shore-Based Terminals $0.2 $0.1 Total T&S $10.6 $10.6 Natural Gas Liquids 2Q20 Actual 2Q21 Actual Butane $0.5 $1.3 Natural Gasoline $0.9 $0.3 Propane $0.3 $0.1 Total NGLs $1.6 $1.7 Sulfur Services 2Q20 Actual 2Q21 Actual Fertilizer $6.8 $6.9 Sulfur Prilling $2.2 $1.5 Molten Sulfur $1.7 $0.4 Total Sulfur Services $10.8 $8.9 Transportation 2Q20 Actual 2Q21 Actual Land $3.3 $5.5 Marine $1.6 $(0.5) Total Transportation $4.9 $5.0

Page 4 MMLP 1H 2021 Adjusted EBITDA Comparison & Reconciliation Note: numbers may not add due to rounding *Pre-Unallocated SG&A (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense 1H 2021 Net income (loss) $7.1 $12.8 $(0.6) $11.8 $(8.9) $(26.3) $(4.1) Interest expense add back -- -- -- -- -- $26.3 $26.3 Income tax expense -- -- -- -- $1.1 -- $1.1 Operating Income (loss) $7.1 $12.8 $(0.6) $11.8 $(7.8) $0.0 $23.3 Depreciation and amortization $14.1 $5.3 $8.3 $1.2 -- -- $28.9 Gain on disposition or sale of PP&E -- -- -- $0.7 -- -- $0.7 Non-cash mark to market on commodity derivatives -- -- -- $0.2 -- -- $0.2 Unit-based compensation expense -- -- -- -- $0.3 -- $0.3 Adjusted EBITDA $21.2 $18.1 $7.7 $13.9 $(7.5) $0.0 $53.4 Adjusted EBITDA* $62.9 $60.9 Unallocated SG&A $(8.0) $(7.5) Total Adjusted EBITDA $54.9 $53.4 Terminalling & Storage 1H20 Actual 1H21 Actual Smackover Refinery $9.2 $7.9 Lubricants & Specialty Products $6.3 $7.4 Specialty Terminals $5.7 $5.9 Shore-Based Terminals $1.0 $0.0 Total T&S $22.1 $21.2 Natural Gas Liquids 1H20 Actual 1H21 Actual Butane $3.9 $11.6 Natural Gasoline $2.3 $0.2 Propane $1.0 $2.1 Total NGLs $7.1 $13.9 Sulfur Services 1H20 Actual 1H21 Actual Fertilizer $11.8 $14.0 Sulfur Prilling $6.3 $3.8 Molten Sulfur $2.8 $0.3 Total Sulfur Services $20.9 $18.1 Transportation 1H20 Actual 1H21 Actual Land $8.1 $9.2 Marine $4.7 $(1.5) Total Transportation $12.8 $7.7

Page 5 MMLP 2Q & 1H 2020 Adjusted EBITDA Reconciliation Note: numbers may not add due to rounding (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense 2Q 2020 Net income (loss) $3.3 $7.4 $0.6 $1.1 $(5.2) $(9.4) $(2.2) Interest expense add back -- -- -- -- -- $9.4 $9.4 Income tax expense -- -- -- -- $0.8 -- $0.8 Operating Income (loss) $3.3 $7.4 $0.6 $1.1 $(4.4) $0.0 $8.0 Depreciation and amortization $7.3 $3.1 $4.3 $0.6 -- -- $15.3 Non-cash insurance related accruals -- $0.3 -- -- -- -- $0.3 Unit-based compensation expense -- -- -- -- $0.3 -- $0.3 Adjusted EBITDA $10.6 $10.8 $4.9 $1.6 $(4.0) $0.0 $23.9 (in millions) Terminalling & Storage Sulfur Services Transportation Natural Gas Liquids SG&A Interest Expense 1H 2020 Net income (loss) $4.3 $18.7 $2.9 $6.3 $(6.3) $(19.3) $6.6 Interest expense add back -- -- -- -- -- $19.3 $19.3 Gain on repurchase of senior unsecured notes -- -- -- -- $(3.5) -- $3.5 Income tax expense -- -- -- -- $1.1 -- $1.1 Operating Income (loss) $4.3 $18.7 $2.9 $6.3 $(8.7) $0.0 $23.5 Depreciation and amortization $14.7 $6.0 $8.7 $1.2 -- -- $30.6 (Gain) loss on disposition or sale of ppe $3.1 $(4.1) $1.2 -- -- -- $0.2 Non-cash insurance related accruals -- $0.3 -- -- -- -- $0.3 Lower of cost or market adjustments -- -- -- $0.3 -- -- $0.3 Non-cash mark to market on commodity derivatives -- -- -- $(0.7) -- -- $(0.7) Unit-based compensation expense -- -- -- -- $0.7 -- $0.7 Adjusted EBITDA $22.1 $20.9 $12.8 $7.1 $(8.0) $0.0 $54.9

Page 6 2021E Guidance Note: numbers may not add due to rounding Range of Adjusted EBITDA, Distributable Cash Flow and Adjusted Free Cash Flow (in millions) 2Q 2021 Actuals YTD 2021 Actuals Guidance Year Ending December 31, 2021 (Unaudited) Adjusted EBITDA $22.5 $53.4 $95 - 102 Less: Interest expense $13.3 $26.3 $49 Income tax expense, net of deferred $0.3 $0.4 - Amortization of deferred debt issuance costs $(0.8) $(1.5) - Maintenance capital expenditures and plant turnaround costs $2.4 $8.1 $17 - 19 Distributable cash flow $7.3 $20.1 $29 - 34 Less: Expansion capital expenditures $1.1 $2.0 $4 - 5 Principal payments under finance lease obligations $0.2 $2.6 $3 Adjusted free cash flow $6.0 $15.6 $22 - 26